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                                                                    EXHIBIT 23.1


                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-44635 and 333-47913) of Information Advantage, Inc. of our report dated February 20, 1998 appearing in this Annual Report on Form 10-K.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Minneapolis, Minnesota
April  22, 1998